UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 20, 2021

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No.	001-11954	No.	22-1657560
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No.	001-34482	No.	13-3925979
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)

888 Seventh Avenue
New York,	New York	10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share:
Vornado Realty Trust	5.70% Series K	VNO/PK	New York Stock Exchange
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2021, Vornado Realty Trust (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Meeting”). As of March 22, 2021, the record date for shareholders entitled to vote at the Meeting, there were 191,464,179 common shares of beneficial interest, par value $0.04 per share (the “Shares”), outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 168,670,073, or approximately 88% of the Shares, were present or represented by proxy. There were three matters presented and voted on. Set forth below is a brief description of each matter voted on, the voting results with respect to each such matter and other required information.

Proposal 1 – Election of 10 nominees to serve on the Board of Trustees for a one-year term expiring at the 2022 annual meeting of shareholders of the Company and until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Steven Roth	149,064,032	10,207,839	9,398,202
Candace K. Beinecke	141,456,540	17,815,331	9,398,202
Michael D. Fascitelli	155,271,478	4,000,393	9,398,202
Beatrice Hamza Bassey	152,462,385	6,809,486	9,398,202
William W. Helman IV	151,047,523	8,224,348	9,398,202
David M. Mandelbaum	155,032,957	4,238,914	9,398,202
Mandakini Puri	157,781,996	1,489,875	9,398,202
Daniel R. Tisch	147,724,076	11,547,795	9,398,202
Richard R. West	146,000,753	13,271,118	9,398,202
Russell B. Wight, Jr.	155,061,448	4,210,423	9,398,202

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2021.

	For	Against	Abstain
Votes Cast	159,828,394	8,773,663	68,016

Proposal 3 – Non-binding, advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	121,892,953	36,651,928	726,990	9,398,202

Item 9.01. Financial Statements and Exhibits.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)
Date: May 21, 2021

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)
Date: May 21, 2021

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